Exhibit 10.37(h)

                                    AMENDMENT
                                       TO
                             SUPPLEMENTAL EXECUTIVE
                              RETIREMENT AGREEMENT

      AMENDMENT made as of this 21st day of January 1999, between Hexcel Corporation, a Delaware corporation (the "Company"), and John J. Lee (the "Executive").

      WHEREAS, the Company and the Executive have entered into that certain Supplemental Executive Retirement Agreement dated May 20, 1998 (the "Agreement"), and

      WHEREAS, the Company, the Executive and the trustees of the John J. Lee 1998 Irrevocable Insurance Trust have entered into a certain Split-Dollar Agreement of even date herewith; and

      WHEREAS, in consideration of the Company entering into the Split-Dollar Agreement, the Executive is willing to enter into this Amendment with the Company.

      NOW, THEREFORE, the parties mutually agree as follows:

      1. Section 2.2.1 of the Agreement shall be amended by deleting the period at the end of the third sentence thereof, and inserting the following:

         " and less (C) $5,000."

      2. Section 2.2.6 of the Agreement shall be amended by deleting the period at the end of the first sentence thereof, and inserting the following:

         "and less (iii) $5,000."

      3. Section 3.2 of the Agreement shall be amended by deleting the period at the end of the second sentence thereof, and inserting the following:

         "and less (iii) $5,000."

      4. Except as otherwise expressly amended by this Amendment, the Agreement shall remain in full force and effect as originally written.

                                          HEXCEL CORPORATION


                                          By: /s/ Ira J. Krakower
                                              --------------------------
                                              Name:   Ira J. Krakower
                                              Title:  Senior Vice President


                                          /s/ John J. Lee
                                          ------------------------------------
                                          John J. Lee